COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 3
dated March 1, 2020
to the Prospectus dated May 1, 2019, as supplemented through January 17, 2020

The environmental, social and governance criteria utilized by the fixed-income portion of the CREF Social Choice Account (the “Account”) to establish an initial investment universe have been modified.

The final sentence of the first full paragraph set forth on page 45 of the Account’s prospectus has been replaced in its entirety with the following:

Account investments in fixed-income securities are also generally subject to the ESG criteria discussed previously or are invested in accordance with certain proactive social objectives (as more fully described below).

A40782 (3/20)